UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2012

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

Annual Report

November 30, 2012

Investment Adviser

Smead Capital Management, Inc.
1411 Fourth Avenue
Suite 1550
Seattle, Washington 98101

Phone: 877-807-4122

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	12

STATEMENT OF OPERATIONS	13

STATEMENTS OF CHANGES IN NET ASSETS	14

FINANCIAL HIGHLIGHTS	15

NOTES TO FINANCIAL STATEMENTS	17

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	24

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	25

NOTICE OF PRIVACY POLICY & PRACTICES	29

ADDITIONAL INFORMATION	30

Dear Shareholders:

The year 2011-2012 will go down as a very favorable and important year in the history of the Smead Value Fund. We argued last year that a bifurcation was coming where domestically-oriented US businesses would rise to the top and those tied up in international growth initiatives would struggle. The Investor Class earned a return of 33.27% during the twelve months ended November 30, 2012 versus a return of 16.13% for the S&P 500 Index and a return of 17.45% for the Russell 1000 Value Index.

Experts and commentators talked about uncertainty in 2012 creating a need to move in and out of the stock market.  Our strategy of being very stringent about what we buy and when we buy gives us a valuation advantage which we believe gets better with time. We are very patient with our companies as their earnings and dividend growth has caused them to remain undervalued in our eyes. The lack of turnover in our portfolio saves our investors significantly in the area of trading costs and keeps us from getting in the way of our best performing stocks. Lastly, our inherent optimism for the future of the US economy and stock market served us well in markets drowned in pessimism and “rational despair”.

Financial stocks enjoyed better stock market activity and improving credit quality. Consumer discretionary stocks profited from improved US household income statements and new found momentum in under-valued residential real estate. The US economy struggled to grow, but grew better than other places in the world and took a page out of President George W. Bush’s playbook and got underestimated.

Some of our top performers included Cabela’s (CAB), Home Depot (HD), Ebay (EBAY) and BankAmerica (BAC). Our weakest performers were 2011 darlings like Starbucks (SBUX) and McDonalds (MCD), which sold off this year.

A Short US Stock Market History Lesson

It is not what happens that makes markets move, it is what was anticipated compared to what happens which moves markets. There are a plethora of very bright economists and stock market prognosticators out there today who can tell you about the damaging effect huge debt overhangs have on forward economic growth. They can show us that debt in relation to GDP is at record levels and is a severe headwind for the economy and stocks.

They argue that returns in stocks will be very low and they have sufficiently scared both institutional and wealthy investors. On top of this fear, they have instilled defensiveness among the advisers of these investors, who hesitate to lead clients to effective risk taking afraid of the next “black swan” stock market decline. Research we have done indicates that the largest pools of money are well defended against the next 40% decline in US stock indexes, but would stand to gain little from an extended period of favorable stock market performance.

We are contrarians and believe the biggest risk in 2013 surrounds over-priced commodities and over-confident emerging-market enthusiasts. We believe that betting on the US consumer and the 85 million echo boomers between 20-35 years of age is an “under-grazed” field. These young folks are super tech savvy, but have been a little slow to marry, have kids and buy houses for the last five years for obvious reasons. Fortunately, hormones and instincts are kicking into gear and household formation nearly doubled in 2012 as compared to the average of three prior years.

Blue collar employment is dominated by the multiplier effects of household formation. We believe that once everyone gets off the “fiscal cliff”, they will be shocked at how well the US economy can heal itself the next ten years. We like taking that risk in our own “lonely” way.

Warmest Regards,

SMEAD CAPITAL MANAGEMENT

The information provided herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.  You cannot invest directly in an index.

SMEAD VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/12 - 11/30/12).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND
Expense Example (Continued)
(Unaudited)

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2012 -
	June 1, 2012	November 30, 2012	November 30, 2012*
Actual	$1,000.00	$1,187.50	$7.60
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$7.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2012 -
	June 1, 2012	November 30, 2012	November 30, 2012*
Actual	$1,000.00	$1,188.50	$6.35
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.20	$5.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SMEAD VALUE FUND
Investment Highlights
(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions.  Therefore, the Fund will maintain approximately 25-30 companies in its portfolio.  The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown
(% of Investments)

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2012

			Since Inception
	One Year	Three Years	(1/2/2008)
Investor Class Shares	33.27%	15.49%	2.55%
S&P 500 Index (Total Return)	16.13%	11.25%	1.80%
Russell 1000 Value Index	17.45%	10.76%	0.46%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2012

		Since Inception
	One Year	(12/18/2009)
Institutional Class Shares	33.57%	15.42%
S&P 500 Index (Total Return)	16.13%	11.18%
Russell 1000 Value Index	17.45%	10.62%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

SMEAD VALUE FUND

Schedule of Investments

November 30, 2012

	Shares	Value
COMMON STOCKS 97.44%

Banks 4.17%
Wells Fargo & Co.	150,515	$4,968,500

Consumer Services 9.05%
H&R Block, Inc.	215,437	3,884,329
McDonald’s Corp.	27,921	2,430,244
Starbucks Corp.	86,041	4,462,947
		10,777,520
Diversified Financials 9.90%
Bank Of America Corporation	404,576	3,989,119
Franklin Resources, Inc.	33,036	4,361,413
JPMorgan Chase & Co.	83,898	3,446,530
		11,797,062
Food & Staples Retailing 3.46%
Walgreen Co.	121,513	4,120,506

Health Care Equipment & Services 2.32%
Medtronic, Inc.	65,554	2,760,479

Insurance 7.94%
Aflac, Inc.	104,558	5,540,528
Berkshire Hathaway, Inc. – Class B (a)	44,531	3,922,291
		9,462,819
Media 12.93%
Comcast Corp. – Class A	118,952	4,287,030
Gannett Co., Inc.	332,239	5,947,078
Walt Disney Co.	104,100	5,169,606
		15,403,714
Pharmaceuticals, Biotechnology & Life Sciences 22.86%
Abbott Laboratories	62,529	4,064,385
Amgen, Inc.	58,830	5,224,104
Bristol-Myers Squibb Co.	103,000	3,360,890
Johnson & Johnson	32,264	2,249,769
Merck & Co., Inc.	92,659	4,104,793
Mylan, Inc. (a)	150,333	4,086,051
Pfizer, Inc.	166,047	4,154,496
		27,244,488

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2012

	Shares	Value
Retailing 14.43%
Cabela’s, Inc. – Class A (a)	137,340	$6,560,732
Home Depot, Inc.	94,874	6,173,451
Nordstrom, Inc.	82,416	4,457,881
		17,192,064
Software & Services 10.38%
Accenture PLC – Class A	58,644	3,983,101
eBay, Inc. (a)	158,764	8,385,914
		12,369,015
TOTAL COMMON STOCKS (Cost $91,194,717)		116,096,167

SHORT-TERM INVESTMENTS 3.08%
Money Market Funds 3.08%
Dreyfus Cash Management – Institutional, 0.065% (b)	3,669,361	3,669,361
TOTAL MONEY MARKET FUNDS (Cost $3,669,361)		3,669,361
TOTAL INVESTMENTS (Cost $94,864,078) 100.52%		119,765,528
Liabilities in Excess of Other Assets (0.52)%		(622,954)
TOTAL NET ASSETS 100.00%		$119,142,574

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at November 30, 2012.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2012

Assets
Investments, at value (cost $94,864,078)	$119,765,528
Dividends and interest receivable	244,681
Receivable for Fund shares sold	892,480
Other assets	21,025
Total Assets	120,923,714

Liabilities
Payable for investments purchased	1,556,037
Payable for Fund shares redeemed	73,395
Payable to Adviser	62,168
Payable to affiliates	45,172
Payable for distribution fees	14,524
Accrued expenses and other liabilities	29,844
Total Liabilities	1,781,140
Net Assets	$119,142,574

Net Assets Consist Of:
Paid-in capital	$92,510,705
Accumulated undistributed net investment income	546,382
Accumulated undistributed net realized gain from investments	1,184,037
Net unrealized appreciation on investments	24,901,450
Net Assets	$119,142,574

Investor Class Shares
Net assets	51,954,661
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,881,680
Net asset value, offering price and redemption price per share	$27.61

Institutional Class Shares
Net assets	67,187,913
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,433,095
Net asset value, offering price and redemption price per share	$27.61

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2012

Investment Income
Dividend income	$1,479,267
Interest income	1,070
Total Investment Income	1,480,337

Expenses
Advisory fees	519,575
Administration fees	95,292
Transfer agent fees and expenses	67,873
Distribution fees – Investor Class	54,332
Fund accounting fees	51,252
Federal and state registration fees	31,292
Legal fees	18,547
Audit and tax fees	13,502
Custody fees	12,500
Chief Compliance Officer fees and expenses	10,004
Reports to shareholders	6,497
Trustees’ fees and related expenses	5,614
Other expenses	6,721
Total Expenses	893,001
Less waivers and reimbursement by Adviser (Note 4)	(41,988)
Net Expenses	851,013

Net Investment Income	629,324

Realized and Unrealized Gain on Investments
Net realized gain from investments	1,912,273
Change in net unrealized appreciation on investments	16,017,760
Net Realized and Unrealized Gain on Investments	17,930,033
Net Increase in Net Assets from Operations	$18,559,357

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
From Operations
Net investment income	$629,324	$310,047
Net realized gain from investments	1,912,273	743,110
Change in net unrealized
appreciation on investments	16,017,760	1,471,696
Net increase in net assets from operations	18,559,357	2,524,853

From Distributions
Net investment income – Investor Class	(79,503)	(14,638)
Net investment income – Institutional Class	(301,845)	(151,044)
Net decrease in net assets
resulting from distributions paid	(381,348)	(165,682)

From Capital Share Transactions
Proceeds from shares sold – Investor Class	43,034,736	3,709,087
Proceeds from shares sold – Institutional Class	26,228,629	3,468,457
Net asset value of shares issued
to shareholders in payment of
distributions declared – Investor Class	76,400	14,262
Net asset value of shares issued
to shareholders in payment of
distributions declared – Institutional Class	289,385	151,044
Payments for shares
redeemed – Investor Class	(11,992,093)	(2,624,865)
Payments for shares
redeemed – Institutional Class	(6,479,873)	(3,524,474)
Net increase in net assets
from capital share transactions	51,157,184	1,193,511
Total Increase in Net Assets	69,335,193	3,552,682

Net Assets
Beginning of year	49,807,381	46,254,699
End of year	$119,142,574	$49,807,381

Undistributed Net Investment Income	$546,382	$298,406

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

					Period Ended
	Year Ended November 30,				November 30,
	2012	2011	2010	2009	2008(1)
Net Asset Value,
Beginning of Period	$20.83	$19.82	$18.13	$14.07	$25.00

Income (loss) from
investment operations:
Net investment income	0.06	0.09	0.14	0.10	0.14
Net realized and unrealized
gain (loss) on investments	6.84	0.94	1.65	4.14	(11.07)
Total from Investment Operations	6.90	1.03	1.79	4.24	(10.93)

Less distributions paid:
From net investment income	(0.12)	(0.02)	(0.10)	(0.18)	—
Total distributions paid	(0.12)	(0.02)	(0.10)	(0.18)	—
Net Asset Value, End of Period	$27.61	$20.83	$19.82	$18.13	$14.07
Total Return(2)(3)	33.27%	5.19%	9.88%	30.55%	(43.72)%

Supplemental Data and Ratios:
Net assets at
end of period (000’s)	$51,955	$15,644	$13,855	$27,128	$5,170
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement(4)	1.49%	1.60%	1.66%	1.91%	3.51%
After waiver and
expense reimbursement(4)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment
income (loss) to average net assets:
Before waiver and
expense reimbursement(4)	0.67%	0.25%	0.29%	0.27%	(1.00)%
After waiver and
expense reimbursement(4)	0.76%	0.45%	0.55%	0.78%	1.11%
Portfolio turnover rate(3)	10.95%	15.98%	13.73%	14.28%	57.59%

(1)	The Investor share class commenced operations on January 2, 2008.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended		Period Ended
	November 30,		November 30,
	2012	2011	2010(1)
Net Asset Value, Beginning of Period	$20.84	$19.85	$18.42

Income from investment operations:
Net investment income	0.21	0.14	0.16
Net realized and unrealized
gain on investments	6.74	0.94	1.38
Total from Investment Operations	6.95	1.08	1.54

Less distributions paid:
From net investment income	(0.18)	(0.09)	(0.11)
Total distributions paid	(0.18)	(0.09)	(0.11)
Net Asset Value, End of Period	$27.61	$20.84	$19.85
Total Return(2)(3)	33.57%	5.46%	8.38%

Supplemental Data and Ratios:
Net assets at
end of period (000’s)	$67,188	$34,163	$32,400
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(4)	1.20%	1.31%	1.42%
After waiver and
expense reimbursement(4)	1.15%	1.15%	1.15%
Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement(4)	0.93%	0.54%	0.40%
After waiver and
expense reimbursement(4)	0.98%	0.70%	0.67%
Portfolio turnover rate(3)	10.95%	15.98%	13.73%

(1)	The Institutional share class commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND
Notes to Financial Statements
November 30, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Effective September 29, 2009, the Fund renamed the then existing class as Investor class shares. The Investor share class is subject to a 0.25% distribution fee.  Effective December 7, 2009, the Fund issued a new class of shares, Institutional Class shares, which commenced operations on December 18, 2009.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$116,096,167	$—	$—	$116,096,167
Total Equity	116,096,167	—	—	116,096,167
Short-Term Investments	3,669,361	—	—	3,669,361
Total Investments
in Securities	$119,765,528	$—	$—	$119,765,528

(1)	See the Schedule of Investments for industry classifications.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2012, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2012, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended November 30, 2009 through November 30, 2012.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2012, there were no reclassifications made.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

(f)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trusts, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

	November 30, 2012	November 30, 2011
Ordinary Income	$381,348	$165,682
Long-Term Capital Gain	$—	$—

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$94,982,446
Gross tax unrealized appreciation	25,703,178
Gross tax unrealized depreciation	(920,096)
Net tax unrealized appreciation	$24,783,082
Undistributed ordinary income	546,382
Undistributed long-term capital gain	1,302,405
Total distributable earnings	$1,848,787
Other accumulated losses	—
Total accumulated gains	$26,631,869

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The Fund utilized $546,625 of capital loss carryforwards during the fiscal year ended November 30, 2012.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

On December 19, 2012, the Fund declared and paid distributions from ordinary income and long-term capital gains of $313,026 and $575,761, respectively, to the Investor Class to shareholders of record on December 18, 2012.  On December 19, 2012, the Fund declared and paid distributions from ordinary income and long-term capital gains of $486,106 and $726,660, respectively, to the Institutional Class to shareholders of record on December 18, 2012.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively. For the year ended November 30, 2012, expenses of $46,266 incurred by the Fund were waived by the Adviser, and prior year expenses waived of $4,278 were recouped by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Investor Class	Institutional Class
November 30, 2013	$60,481	$36,736
November 30, 2014	$31,076	$53,089
November 30, 2015	$22,153	$24,113

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2012, the Fund accrued expenses of $54,332 pursuant to the 12b-1 Plan.  As of November 30, 2012, the Fund owed the Distributor fees of $14,524.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Institutional Class shares. As of the date of this report, this shareholder servicing fee has not been implemented,

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

and the Fund will give Institutional Class shareholders 30 days prior written notice before implementing the shareholder servicing fee.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended November 30, 2012, the Fund incurred $95,292, $51,252, and $12,500 in administration, fund accounting, and custody fees, respectively.  At November 30, 2012, the Fund owed fees of $22,097, $10,757, and $1,561 for administration, fund accounting, and custody fees, respectively.

USBFS also serves as the transfer agent to the Fund.  For the year ended November 30, 2012, the Fund incurred $67,873 in transfer agency and sub transfer agency fees.  At November 30, 2012, the Fund owed fees of $9,088 and $1,749 for transfer agency and sub transfer agency fees, respectively.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2012, the Fund was allocated $10,004 of the Trust’s Chief Compliance Officer fee.  At November 30, 2012, the Fund owed fees of $1,669 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Investor Class
	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Shares sold	1,621,457	176,032
Shares issued to holders in
reinvestment of distribution	3,560	685
Shares redeemed	(494,260)	(124,950)
Net increase	1,130,757	51,767

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
November 30, 2012

Institutional Class

	Year Ended	Year Ended
	November 30, 2012	November 30, 2011
Shares sold	1,042,243	265,594
Shares issued to holders in
reinvestment of distribution	13,510	13,510
Shares redeemed	(261,594)	(98,998)
Net increase	794,159	180,106

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2012, were $56,572,944 and $7,519,214, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2012, Charles Schwab & Co., Inc., for the benefit of its customers, held 36.52% and 69.07% of the outstanding shares of the Investor and Institutional Classes, respectively.  At November 30, 2012 Brown Brothers Harriman & Co., for the benefit of its customers, held 35.71% of outstanding shares of the Investor Class.

(10)	Line of Credit

At November 30, 2012, the Fund had a line of credit in the amount of $5,000,000, which matures on August 15, 2013.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate 3.25% (at November 30, 2012).  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended November 30, 2012, the Fund did not utilize the line of credit.

SMEAD VALUE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Smead Value Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, of Smead Value Fund (the “Fund”), a series of the Trust for Professional Managers, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of  November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
January 29, 2013

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of William W. Smead and Tony A. Scherrer, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Investor Class shares of the Fund for the year-to-date, one-year and three-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Value Index) and in comparison to a peer group of U.S. open-end large blend funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund significantly outperformed the Morningstar Peer Group averages for the year-to-date, one-year and three-year periods ended July 31, 2012, with the Fund’s performance falling in the first quartile for all periods.  The Trustees further noted that for the one-year period the Fund’s performance was the best of the Morningstar Peer Group.  The Trustees also noted that for the year-to-date period ended May 31, 2012 and for the one-year and three-year periods ended December 31, 2011, the Fund outperformed the benchmark index.  The Trustees observed that the Fund’s performance for the since inception period ended December 31, 2011 slightly lagged the benchmark index.  The Trustees also observed that the Fund’s performance was slightly below but generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

to its Morningstar Peer Group, and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and the use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% was in-line with the Morningstar Peer Group average, each falling between the second and third quartiles.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) were capped at 1.40% and 1.15% for the Fund’s Investor Class shares and Institutional Class shares, respectively.  The Trustees observed that the Fund’s total expense ratio of 1.40% for Investor Class shares was above the Morningstar Peer Group average of 1.27%, with each falling in the third quartile.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee was lower than the fees paid by the separately-managed account clients.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund, but that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a

SMEAD VALUE FUND
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

SMEAD VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2012, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 57		2001	Marquette		(an open-end
			University		investment
			(2004–present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	26	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing	26	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		Fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Trustee, Ramius
			and CCO, Granum		IDF, Fund
			Securities, LLC		complex (two
			(a broker-dealer)		closed-end
			(1997–2007).		investment
Interested Trustee and Officers					companies).

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 50	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 55	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present).
	Accounting	Since
	Officer	September 10,
2008
(Treasurer)

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Vice	Indefinite	Senior	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Vice-President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	November 15,	Services, LLC	N/A	N/A
Age: 32	2005		(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 38		2008	Services, LLC
(2002–present).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 30		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
1411 Fourth Avenue
Suite 1550
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	$13,500	$13,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 7, 2013

By (Signature and Title)* /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date February 7, 2013

* Print the name and title of each signing officer under his or her signature.